UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2024

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2024, the Federal Home Loan Bank of New York ("Bank") announced that Mr. Thomas J, Kemly, President, CEO and Director, Columbia Bank, Fair Lawn, New Jersey, was deemed elected by the Bank to serve as a Member Director representing New Jersey members on the Board of Directors ("Board") of the Bank for a term commencing on January 1, 2025 and ending on December 31, 2028. Mr. Kemly was the only candidate nominated for the seat; he accepted his nomination, and, in accordance with the FHFA’s regulations, was deemed elected.

Mr. Kemly currently serves on the Board; his current term expires on December 31, 2024. He presently serves as the Vice Chair of the Board’s Audit Committee, the Vice Chair of the Board’s Technology Committee, as a member of the Board’s Compensation and Human Resources Committee, and he also serves on the Board’s Executive Committee. At the time of this filing, neither Mr. Kemly nor any other person has been named to serve on any committee of the Board for 2025.

Compensation of Mr. Kemly and the other Bank directors in 2025 is expected to be in accordance with a 2025 Director Compensation Plan ("Compensation Plan") which will be voted on by the Board at a later time. Details regarding the Compensation Plan will be disclosed after the Compensation Plan is adopted in an appropriate filing with the U.S. Securities and Exchange Commission.

In addition to the foregoing announcement, the Bank also reminded its members that ballots in connection with the election for two open Member Director seats representing New York, and two open Districtwide Independent Director seats, all of which have terms commencing on January 1, 2025 and ending on December 31, 2028, are expected to be distributed to eligible Bank members in October, 2024.

The Bank’s 2024 Director election is taking place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency, the regulator of the Federal Home Loan Banks.

A copy of a Director Election Update sent to Bank members containing the foregoing information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	August 2024 Director Election Update, dated August 20, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: August 20, 2024	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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